UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 21, 2015

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

10497 Town and Country Way, Suite 700

Houston, Texas 77024

(Address of Principal Executive Offices)

(713) 239-1154

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

As previously announced, on March 9, 2015, BPZ Resources, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas Victoria Division (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the proceeding In re BPZ Resources, Inc., Case No. 15-60016 (the “Bankruptcy Case”). Additional information regarding the Bankruptcy Case can be found at www.bpzenergy.com and www.kccllc.net/bpz.

On August 21, 2015, the Company filed a monthly operating report for the period beginning July 1, 2015 and ending July 31, 2015 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated by reference. This Current Report on Form 8-K (including the exhibit hereto) shall not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. Therefore, the Monthly Operating Report does not necessarily contain all information required in filings pursuant to the Exchange Act, or may present such information differently from such requirements. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K for year ended December 31, 2014, filed with the SEC on March 16, 2015 and other SEC filings for a discussion of material risk factors and additional information on factors which may cause the Company’s future results to materially vary from such forward-looking statements. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Cautionary Statements Regarding Bankruptcy Proceedings

As previously disclosed on Form 8-K filed with the SEC on August 6, 2015, after the closing of the Purchase and Sale Agreements authorized by the Bankruptcy Court and described therein, the Company has no further business operations. The only remaining assets to liquidate are non-operating assets consisting of the three GE LM 6000 PD gas fired turbine packaged power units, which have been transferred from a subsidiary to the Company in preparation for sale and liquidation. The Company had planned to file a Plan of Liquidation under Chapter 11 on or before the Bankruptcy Court deadline of August 6, 2015, which deadline has been extended and is now expected to be filed on or before the Bankruptcy Court deadline of September 8, 2015.

The Company believes a Plan of Liquidation will result in holders of the Company’s capital stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 Plan of Liquidation can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan. Shareholders of a company in Chapter 11 generally receive value only if all claims of the company’s secured and unsecured creditors are fully satisfied. In this case, because the proceeds from the consummation of the Purchase Agreement and the Spin-Off Contract will be significantly less than the Company's administrative liabilities and amounts owed to creditors, the Company anticipates that the Company’s shareholders will receive no value for their shares of its common stock. Accordingly, even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, it has no underlying asset value and Company’s shareholders should not view the trading activity of its common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the value the Company’s shareholders will receive, if any, as part of the Bankruptcy Case or in connection with any liquidation.

Ongoing Reporting to Shareholders

The Company has suspended and plans continue to suspend the filing of its regular SEC periodic reports on Forms 10-Q and 10-K given the Company has ceased to have an operating business based on the facts described above, and the likelihood that shareholders will receive no value for their shares. The Company will, however, continue filing Forms 8-K with respect to material developments concerning the Company until it has disposed of all remaining assets and is dissolved, as expected under state law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Monthly Operating Report for the period beginning July 1, 2015 and ending July 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: August 25, 2015	By:	/s/ J. Durkin Ledgard
	Name:	J. Durkin Ledgard
	Title:	Chief Legal, Administrative and Commercial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Monthly Operating Report for the period beginning July 1, 2015 and ending July 31, 2015